FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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THE ADAMS EXPRESS COMPANY
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
The Adams Express Company
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

CORRESP

GENERATION AFTER GENERATION – WE GROW WITH YOU.™

ANNUAL REPORT 2010

ADAMS EXPRESS COMPANY

GENERATION AFTER GENERATION – WE GROW WITH YOU.TM

ANNUAL REPORT 2010

2010 AT A GLANCE

The Company

•	a closed-end equity investment company
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	low turnover

Stock Data (12/31/10)

NYSE Symbol............ADX
Market Price...............$10.72
52-Week Range..........$8.97 – $11.06
Discount......................15.3%
Shares Outstanding......88,885,186

Summary Financial Information

	Year Ended December 31,
	2010	2009
Net asset value per share	$12.65	$11.95
Total net assets	1,124,671,966	1,045,027,339
Unrealized appreciation	159,221,690	94,707,984
Net investment income	13,366,543	11,599,277
Net realized gain	30,884,988	19,008,941
Total return (based on market price)	11.5%	32.1%
Total return (based on net asset value)	11.2%	30.6%
Ratio of expenses to average net assets	0.58%	0.90%
Annual rate of distribution	5.1%	5.2%

2010 Dividends and Distributions

Paid	Amount (per share)	Type
March 1, 2010	$0.02	Short-term capital gain
March 1, 2010	0.01	Long-term capital gain
March 1, 2010	0.02	Investment income
June 1, 2010	0.05	Investment income
September 1, 2010	0.05	Investment income
December 27, 2010	0.27	Long-term capital gain
December 27, 2010	0.07	Short-term capital gain
December 27, 2010	0.02	Investment income

	$0.51

2011 Annual Meeting of Stockholders

Location: Hotel Monaco, Baltimore, Maryland

Date: March 22, 2011

Time: 9:00 a.m.

PORTFOLIO REVIEW

December 31, 2010

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$59,064,766	5.3%
Oracle Corp.	34,430,000	3.1
Microsoft Corp.	32,945,600	2.9
Apple Inc.	27,417,600	2.4
JPMorgan Chase & Co.	23,755,200	2.1
PepsiCo, Inc.	23,518,800	2.1
Procter & Gamble Co.	20,263,950	1.8
General Electric Co.	19,350,820	1.7
Target Corp.	19,241,600	1.7
McDonald’s Corp.	19,190,000	1.7

	$279,178,336	24.8%

* Non-controlled affiliate

Sector Weightings

LETTER TO STOCKHOLDERS

Douglas G. Ober,

Chairman and Chief

Executive Officer

The Year in Review

Investors’ confidence is slowly returning, but major portfolio declines are still fresh in the minds of many cautious investors. In 2010, equity markets continued along a path of recovery and approached the levels seen prior to the fourth quarter of 2008. The Adams Express Company (the “Fund”) provided a total return on net assets of 11.2%, building on a healthy 30.6% total return in 2009. By comparison, the Standard & Poor’s 500 Composite Index (“S&P 500”) posted a total return of 15.1% in 2010, which followed a 26.5% return in 2009, and the Lipper Large-Cap Core Mutual Fund Average posted total returns of 12.9% and 27.1% for 2010 and 2009, respectively. The return on the Fund’s market value was 11.5% in 2010.

This past year, we saw the continuation of an economic recovery, yet a multitude of events created unrest for investors. Efforts to reform the health care system and expand coverage to millions of Americans have led to more questions than answers. The financial system is in the process of a major regulatory overhaul following a near collapse. A sovereign debt crisis that began in Greece and spread to other areas of Europe continues to weigh on markets. The tragic explosion of a drilling rig in the Gulf of Mexico and subsequent oil leak sent a shockwave through the energy markets. The “Flash Crash” in May brought to light the risks and growing pains for markets that are rapidly evolving toward faster and more automated solutions. The wide-reaching implications of most of these issues remain at the forefront of investors’ minds.

Global GDP growth in 2010 approached 5% and was led by China, India, and Brazil. China’s GDP grew approximately 10%. The rapid growth has driven up demand for energy, materials, and other commodities, straining the world’s supply. Commodity prices rose dramatically during the year, raising fears of inflation in many rapidly-expanding economies. The actions taken in those markets to balance growth and inflation are something to watch closely. Europe struggled to expand with GDP growing less than 2%. Germany, at the heart of the Eurozone economy, improved output and reduced unemployment in the face of the fallout of high public-sector leverage in many other EU countries. Austerity measures were enacted in a number of the weaker countries and the success of those programs remains to be seen. The U.S. economy started the year on a solid trajectory, only to slip mid-year, allowing fears of a double dip recession to creep into the market and leading forecasters to temper their growth estimates. The year closed out with many economic indicators pointing toward a more positive outlook, to which the equity markets responded with a rise in the S&P 500 of 10.2% in the fourth quarter.

During late 2009 and early 2010, we began to reposition the Fund for an environment of economic expansion. Our holdings in defensive areas such as Health Care, Telecom, and Consumer Staples were reduced in favor of sectors more leveraged to a recovery, such as Financials, Industrials, Materials, and Technology. During the second and third quarters of 2010, however, the economic recovery was called into question as many indicators failed to meet our and other investors’ expectations. Our shift in focus toward a less defensive portfolio proved too early and left many of our sectors trailing their respective S&P 500 counterparts during that time. While the Fund’s holdings in the Consumer Discretionary, Consumer Staples, Energy, Industrial, and Materials sectors all posted double digit returns for the year, only Materials exceeded its S&P 500 sector. Our Materials holdings in the portfolio returned 43.3% versus the S&P Materials return of 22.3%. Our Telecommunications and Utilities holdings were important income generators during the year, although we sold our Telecommunications holdings in the second quarter. Utilities remain an important part of the portfolio and provided a return of 8.6%, compared to 5.5% for the benchmark sector return. Our Financials and Information Technology holdings were solid performers during the year, each up in excess of 8%, but slightly lagged the respective benchmarks. Investments in the Health Care sector were challenged by the ever-changing reform efforts in Washington, resulting in its being the weakest-performing sector of the S&P 500. The sector rose only 2.9% for the year and our holdings returned 1.5%.

While the full year returns were disappointing on a relative basis, our positioning is beginning to bear fruit. The Fund had a strong fourth quarter and is off to a good start in 2011. The Fund’s total return on net asset value exceeded that of both the S&P 500 and its Lipper peer group for the 3-year and 5-year periods ended December 31, 2010. We plan to build on that solid record as we position the portfolio for 2011 and beyond.

Investment Results

At the end of 2010, our net assets were $1,124,671,966 or $12.65 per share on 88,885,186 shares outstanding. This compares with $1,045,027,339 or $11.95 per share on 87,415,193 shares outstanding a year earlier. Net investment income for 2010 was $13,366,543 compared to $11,599,277 for 2009. These earnings are equal to $0.15 and $0.13 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (expenses to average net assets) for 2010 was 0.58%. Net realized gains amounted to $30,884,988 during the year, while the unrealized appreciation on investments increased from $94,707,984 at December 31, 2009 to $159,221,690 at the end of 2010.

Dividends and Distributions

The total dividends and distributions paid in 2010 were $0.51 per share, compared to $0.45 in 2009. The table on page 20 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution to stockholders as a percentage of the average daily market price of the Company’s Common Stock. In 2010, the annual rate of distribution was 5.1% compared to 5.2% in 2009. As announced on November 11, 2010, a year-end distribution of $0.36 per share, consisting of investment income of $0.02 and capital gains of $0.34, was made on December 27, 2010, both realized and taxable in 2010. On January 13, 2011, an additional distribution of $0.05 per share was declared to stockholders of record on February 11, 2011, payable March 1, 2011, representing the balance of undistributed net investment income and capital gains earned during 2010 and an initial distribution from 2011 net investment income, all taxable to stockholders in 2011.

Outlook for 2011

The recovery which got underway in late 2009 now appears solidly moving ahead in most of the world’s economies. Concerns about a retrenchment into recession have taken a back seat, leaving a high probability of sustained economic growth. In the United States, a second round of stimulus, in the form of quantitative easing, a cut in payroll taxes, and the extension of tax cuts enacted some years ago have given consumers a bit more to spend and industrial companies an edge over their foreign competitors. Europe is still troubled by sovereign debt issues, but the principal members of the European Union seem determined to resolve them favorably. Emerging market economies, notably China, India, and Brazil, have experienced such strong growth that inflationary pressures are now a major concern and the governments are taking steps to slow growth to a more manageable level.

Taking a closer look at the domestic economy, we expect to see a continuing gradual improvement in a number of factors which should drive growth for some time to come. Through cost savings, companies have built cash positions that they are now beginning to spend on expansion. This, in turn, is generating much-needed jobs and will gradually bring the unemployment rate down. It will also enable consumers to increase their spending. An added benefit will be reduced government payouts to the declining number of unemployed. The weak dollar relative to other currencies has caused companies to bring jobs back to the U. S. and has had the effects of improving our competitiveness in world markets, increasing exports and reducing the trade deficit.

Countering the impetus for growth are some very difficult problems that are not going to be solved quickly. The unprecedented amount of government stimulus and related spending that is currently fueling the economy is likely to evaporate rather quickly as the new political landscape begins to focus on budget deficit reductions. Furthermore, the housing sector remains in terrible condition. The inventories of foreclosed and unsold new homes remain at very high levels; prices continue to decline; and credit for home-buying remains tight. The availability of mortgage money may not improve any time soon as the market for mortgage-backed securities is nearly non-existent and banks are unwilling to hold mortgages. The low level of interest rates, maintained by the Federal Reserve in order to stimulate the economy, works against the mortgage lenders. The mortgage market is just one segment of financial markets that is in a state of flux. The global crisis that nearly overwhelmed these markets just two years ago has eased, but the condition of banks and other financial institutions is still not healthy. Many banks have been able to build their capital bases considerably but continue to deal with high levels of risk associated with imprudent commercial and residential mortgage lending and their proprietary trading operations. Those not in precarious condition are saddled with vast amounts of new regulation (some yet to be written) both here and internationally. This has impacted the overall liquidity of financial markets around the world, making financing of any kind more complex and a much lengthier process, in turn slowing economic growth.

Higher energy prices are also a deterrent to growth, as they represent a growing portion of the cost of doing business as well as a larger part of consumers’ budgets for heating and transportation. The prices of home heating oil and gasoline have risen 17% and 18%, respectively, in the past year, offset only partially by a natural gas price decline. Food prices have also recently risen dramatically, as the world population has grown, crop failures have become more frequent, and the amount of arable land has not increased. While additional planting can be done and new sources of energy found, they will most likely be at higher cost and will continue to weigh on household budgets. Constraints to the food supply and limited new sources of energy are problems faced worldwide and will impact different regions to varying degrees, but will be sources of inflation everywhere.

Our view is that global growth is likely to slow to about a 4% level as a result of efforts in emerging markets to cool their economies. In this country, we anticipate that growth will pick up to about 3.5% as the aforementioned stimulus has the desired effect. A higher growth rate would raise the specter of inflation, which we believe is being watched very carefully by the Federal Reserve and will be avoided at almost any cost.

The equity market in this country has been on a tear, up 91% with one 15% correction and several more modest ones, since March, 2009. Early earnings reports for the fourth quarter of 2010 have generally been strong, with upward guidance for 2011 revenues and earnings. Consensus expectations for the earnings of the S&P 500 in 2010 are for an increase of 17% from 2009. For 2011, another 17% advance is the consensus.

While earnings recovered in 2010 from a very low level in 2009, we believe that expecting earnings to have a similar growth rate in 2011 seems excessive. We would therefore expect some tempering of earnings estimates, which would likely be reflected in the market promptly. We have already seen a series of dividend increases announced by large corporations, however, and mergers and acquisitions are getting more attention. These are generally supportive of higher valuations and could well overshadow a reduction in earnings estimates.

Investors are still extremely cautious about the equity markets, as evidenced by the modest flows of dollars out of bond funds and into equity funds. Any improvement in yields and fundamentals, such as higher cash generation, debt reduction and share repurchases, would likely attract investors back to equities, particularly if they perceive the possibility of higher interest rates late in the year or early in 2012.

The Adams Express portfolio was, as mentioned, structured for growth in 2010 and suffered when investors lost confidence in the economy in the second quarter. We have made adjustments to reflect our outlook for this year while maintaining a cash position of some size in order to take advantage of possible corrections during the early part of the year.

By order of the Board of Directors,

Douglas G. Ober,	David D. Weaver,

Chairman and Chief Executive Officer	President

January 28, 2011

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets
Investments* at value:
Common stocks (cost $886,193,025)	$1,020,952,756
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	59,064,766
Short-term investments (cost $40,900,371)	40,900,371
Securities lending collateral (cost $17,457,540)	17,457,540	$1,138,375,433
Cash		254,695
Receivables:
Investment securities sold		4,123,287
Dividends and interest		917,036
Prepaid pension cost		1,602,236
Prepaid expenses and other assets		2,338,132
Total Assets		1,147,610,819

Liabilities
Investment securities purchased		1,375,155
Open written option contracts* at value (proceeds $166,897)		34,300
Obligations to return securities lending collateral		17,457,540
Accrued pension liabilities		2,962,061
Accrued expenses and other liabilities		1,109,797
Total Liabilities		22,938,853
Net Assets		$1,124,671,966

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 88,885,186 shares (includes 111,914 restricted shares, 16,500 nonvested or deferred restricted stock units, and 10,224 deferred stock units) (note 6)		$88,885
Additional capital surplus		972,151,879
Accumulated other comprehensive income (note 5)		(2,036,122)
Undistributed net investment income		1,326,115
Undistributed net realized gain on investments		(6,080,481)
Unrealized appreciation on investments		159,221,690
Net Assets Applicable to Common Stock		$1,124,671,966
Net Asset Value Per Share of Common Stock		$12.65

*See Schedule of Investments on page 14 and Schedule of Outstanding Written Option Contracts on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income
Income:
Dividends:
From unaffiliated issuers	$17,745,442
From non-controlled affiliate	1,115,255
Interest and other income	543,163
Total income	19,403,860
Expenses:
Investment research	2,404,441
Administration and operations	1,389,090
Directors’ fees	382,868
Reports and stockholder communication	314,900
Transfer agent, registrar, and custodian	313,819
Travel, training, and other office expenses	252,388
Investment data services	249,784
Occupancy	169,507
Legal services	144,538
Audit and accounting services	135,961
Insurance	106,380
Other	173,641
Total expenses	6,037,317
Net Investment Income	13,366,543
Change in Accumulated Other Comprehensive Income (note 5)	171,005

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	28,510,543
Net realized gain distributed by regulated investment company (non-controlled affiliate)	1,661,948
Net realized gain on written option contracts	712,497
Change in unrealized appreciation on securities	64,520,429
Change in unrealized appreciation on written option contracts	(6,723)
Net Gain on Investments	95,398,694
Change in Net Assets Resulting from Operations	$108,936,242

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2010	2009
From Operations:
Net investment income	$13,366,543	$11,599,277
Net realized gain on investments	30,884,988	19,008,941
Change in unrealized appreciation on investments	64,513,706	206,689,808
Change in accumulated other comprehensive income (note 5)	171,005	3,828,668
Increase in net assets resulting from operations	108,936,242	241,126,694
Distributions to Stockholders From:
Net investment income	(12,238,096)	(12,986,945)
Net realized gain from investment transactions	(32,345,159)	(25,863,942)
Decrease in net assets from distributions	(44,583,255)	(38,850,887)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	15,216,156	13,254,222
Cost of shares purchased (note 4)	(287,751)	(10,811,722)
Deferred compensation (notes 4, 6)	363,235	296,889
Increase in net assets from capital share transactions	15,291,640	2,739,389
Total Increase in Net Assets	79,644,627	205,015,196

Net Assets:
Beginning of year	1,045,027,339	840,012,143
End of year (including undistributed net investment income of $1,326,115 and $307,611, respectively)	$1,124,671,966	$1,045,027,339

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Adams Express Company (the “Company”) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Company’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Various inputs are used to determine the fair value of the Company’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at December 31, 2010 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,080,017,522	$—	$—	$1,080,017,522
Short-term investments	3,779,554	37,120,817	—	40,900,371
Securities lending collateral	17,457,540	—	—	17,457,540
Total investments	$1,101,254,616	$37,120,817	$—	$1,138,375,433
Written options	$(34,300)	$—	$—	$(34,300)

There were no transfers into or from Level 1 or Level 2 during the year ended December 31, 2010.

2. Federal Income Taxes

No federal income tax provision is required since the Company’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2010, the identified cost of securities for federal income tax purposes was $986,045,046, and net unrealized appreciation aggregated $152,330,387, consisting of gross unrealized appreciation of $263,589,991 and gross unrealized depreciation of $(111,259,604).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Company’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent, while not material for the year ended December 31, 2010, are reclassified in the capital accounts of the Company’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Company during the years ended December 31, 2010 and December 31, 2009, were classified as ordinary income of $20,102,317 and $17,275,467, respectively, and as long-term capital gain of $24,474,974 and $21,537,598, respectively. The tax basis of distributable earnings at December 31, 2010 was $1,827,174 of undistributed ordinary income and $638,866 of undistributed long-term capital gain.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2010 were $162,647,590 and $172,562,976, respectively.

The Company is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Company may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Company has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Company to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2010 can be found on page 17.

When the Company writes (purchases) an option, an amount equal to the premium received (paid) by the Company is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2010 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	646	$92,830	548	$108,880
Options written	3,291	379,753	4,346	780,494
Options terminated in closing purchase transactions	(608)	(67,695)	(203)	(44,566)
Options expired	(2,852)	(348,395)	(3,526)	(607,262)
Options exercised	(335)	(42,159)	(723)	(84,983)
Options outstanding, December 31, 2010	142	$14,334	442	$152,563

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2010, the Company issued 1,455,912 shares of its Common Stock at a price of $10.445 per share (the average market price on December 8, 2010) to stockholders of record November 19, 2010 who elected to take stock in payment of the distribution from 2010 capital gain and investment income. During 2010, 883 shares were issued at a weighted average price of $10.30 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 28, 2009, the Company issued 1,346,031 shares of its Common Stock at a price of $9.84 per share (the average market price on December 9, 2009) to stockholders of record November 20, 2009 who elected to take stock in payment of the distribution from 2009 capital gain and investment income. During 2009, 1,126 shares were issued at a weighted average price of $8.22 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2010 and 2009 were as follows:

	Shares		Amount
	2010	2009	2010	2009
Shares issued in payment of distributions	1,456,795	1,347,157	$15,216,156	$13,254,222
Shares purchased (at a weighted average discount from net asset value of 15.6% and 15.6%, respectively)	(28,300)	(1,369,749)	(287,751)	(10,811,722)
Net activity under the 2005 Equity Incentive Compensation Plan	41,498	31,342	363,235	296,889
Net change	1,469,993	8,750	$15,291,640	$2,739,389

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company made contributions of $322,424 to the plans in 2010 and anticipates making contributions of up to $475,000 in 2011.

The Company uses a December 31 measurement date for its plans. Details in aggregate for both plans were as follows:

	2010	2009
Change in benefit obligation
Benefit obligation at beginning of year	$8,824,687	$12,152,014
Service cost	—	221,890
Interest cost	416,835	539,345
Actuarial loss	424,000	267,255
Plan changes	—	—
Benefits paid	(247,554)	(201,855)
Effect of settlement	—	(2,701,978)
Effect of curtailment	—	(1,451,984)
Benefit obligation at end of year	$9,417,968	$8,824,687

Change in plan assets
Fair value of plan assets at beginning of year	$7,119,962	$8,122,563
Actual return on plan assets	863,311	1,424,685
Employer contributions	322,424	476,547
Benefits paid	(247,554)	(201,855)
Settlement	—	(2,701,978)
Fair value of plan assets at end of year	$8,058,143	$7,119,962
Funded status	$(1,359,825)	$(1,704,725)

The accumulated benefit obligation for all defined benefit pension plans was $9,417,968 and $8,824,687 at December 31, 2010 and 2009, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The primary investment objectives of the Company’s pension plan assets are to provide capital appreciation, income, and preservation of capital. The plans’ objectives are achieved through a diversified portfolio including common stock of the Company and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Company’s targeted asset allocation is to maintain approximately 55% of plan assets invested in fixed income securities and approximately 45% of plan assets invested in equity securities. The investment in the Company’s common stock represented 9% of plan assets at December 31, 2010.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2010 were classified as follows:

	Level 1	Level 2	Level 3	Total
Equity PSAs	$—	$3,175,946	$—	$3,175,946
Fixed Income PSAs	—	4,182,222	—	4,182,222
Regulated Investment Companies	699,975	—	—	699,975
Total	$699,975	$7,358,168	$—	$8,058,143

Items impacting the Company’s earnings were:

	2010	2009
Components of net periodic pension cost
Service cost	$—	$221,890
Interest cost	416,835	539,345
Expected return on plan assets	(450,684)	(456,596)
Prior service cost component	—	78,424
Net loss component	182,378	390,050
Effect of settlement (non-recurring)	—	1,299,139
Effect of curtailment (non-recurring)	—	(91,763)
Net periodic pension cost	$148,529	$1,980,489

	2010	2009
Changes recognized in accumulated other comprehensive income
Net gain/(loss)	$(11,373)	$700,834
Amortization of net loss	182,378	390,050
Amortization of prior service cost	—	78,424
Effect of settlement (non-recurring)	—	1,299,139
Effect of curtailment (non-recurring)	—	1,360,221
Change in accumulated other comprehensive income	$171,005	$3,828,668

Accumulated other comprehensive income was comprised of net actuarial losses of $(2,036,122) and $(2,207,127) at December 31, 2010 and 2009, respectively. In 2011, the Company estimates that $191,093 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2010	2009
Discount rate	5.08%	5.91%
Rate of compensation increase	—	7.00%

The assumptions used to determine net periodic pension cost were:

	2010	2009
Discount rate	6.07%	6.25%
Expected long-term return on plan assets	7.25%	7.25%
Rate of compensation increase	—	7.00%

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2011	$3,400,000
2012	308,000
2013	298,000
2014	818,000
2015	360,000
Years 2016-2020	2,370,000

The Company also sponsors qualified and nonqualified defined contribution plans. The Company expensed contributions to the plans in the amount of $150,743 for the year ended December 31, 2010. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A summary of option activity under the 1985 Plan as of December 31, 2010, and changes during the year then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2009	60,198	$11.37	1.79
Exercised	(7,917)	9.24	—
Expired	(8,552)	14.65	—
Outstanding at December 31, 2010	43,729	$10.74	0.74
Exercisable at December 31, 2010	31,997	$10.43	0.79

The options outstanding as of December 31, 2010 are set forth below:

Exercise price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$9.00-$10.49	31,827	$9.26	1.00
$10.50-$11.99	—	—	—
$12.00-$13.49	—	—	—
$13.50-$15.00	11,902	14.70	0.04
Outstanding at December 31, 2010	43,729	$10.74	0.74

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2010 was $33,403.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at December 31, 2010 is 3,182,341 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of December 31, 2010, and changes during the year then ended, is presented below:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2009	118,236	$11.08
Granted:
Restricted stock	43,488	10.35
Restricted stock units	6,750	10.57
Deferred stock units	2,095	9.98
Vested & issued	(29,569)	12.75
Forfeited	(2,362)	13.73
Balance at December 31, 2010 (includes 110,390 performance-based awards and 28,248 nonperformance-based awards)	138,638	$10.49

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2010 were $362,174. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2010 were $67,618. As of December 31, 2010, there were total unrecognized compensation costs of $433,137, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.66 years. The total fair value of shares and units vested during the year ended December 31, 2010 was $305,247.

7. Officer and Director Compensation

The aggregate remuneration paid during the year ended December 31, 2010 to officers and directors amounted to $3,136,228, of which $369,160 was paid to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2010, the Company had securities on loan of $16,929,051 and held cash collateral of $17,457,540. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. Operating Lease Commitment

The Company leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. Petroleum & Resources Corporation, the Company’s non-controlled affiliate, shares in the rental payments, based on a predetermined cost sharing methodology. The Company recognized rental expense of $149,816 in 2010, and its estimated portion of the minimum rental commitments are as follows:

2011	$151,255
2012	152,718
2013	149,581
2014	149,694
2015	150,106
2016	72,174
Total	$825,528

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.95	$9.61		$15.72	$15.86	$14.71
Net investment income	0.15	0.13		0.25	0.30*	0.23
Net realized gains and increase (decrease) in unrealized appreciation	1.10	2.64		(5.68)	0.61	1.86
Change in accumulated other comprehensive income	0.00	0.04		(0.05)	0.00	(0.02)
Total from investment operations	1.25	2.81		(5.48)	0.91	2.07
Less distributions
Dividends from net investment income	(0.14)	(0.15)		(0.26)	(0.32)	(0.23)
Distributions from net realized gains	(0.37)	(0.30)		(0.38)	(0.71)	(0.67)
Total distributions	(0.51)	(0.45)		(0.64)	(1.03)	(0.90)
Capital share repurchases	0.00	0.02		0.05	0.04	0.04
Reinvestment of distributions	(0.04)	(0.04)		(0.04)	(0.06)	(0.06)
Total capital share transactions	(0.04)	(0.02)		0.01	(0.02)	(0.02)
Net asset value, end of year	$12.65	$11.95		$9.61	$15.72	$15.86
Market price, end of year	$10.72	$10.10		$8.03	$14.12	$13.87

Total Investment Return
Based on market price	11.5%	32.1%		(38.9)%	9.4%	17.9%
Based on net asset value	11.2%	30.6%		(34.4)%	6.5%	15.0%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,124,672	$1,045,027		$840,012	$1,378,480	$1,377,418
Ratio of expenses to average net assets	0.58%	0.90%	†	0.48%	0.44%	0.50%
Ratio of net investment income to average net assets	1.29%	1.30%	†	1.82%	1.82%	1.50%
Portfolio turnover	16.15%	15.05%		18.09%	10.46%	10.87%
Number of shares outstanding at end of year (in 000’s)	88,885	87,415		87,406	87,669	86,838

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
†	For 2009, the ratios of expenses and net investment income to average net assets were 0.76% and 1.44%, respectively, after adjusting for non-recurring pension expenses as described in footnote 5.

SCHEDULE OF INVESTMENTS

December 31, 2010

	Shares	Value (A)
Common Stocks — 96.0%
Consumer — 20.8%
Consumer Discretionary — 8.6%
Columbia Sportswear Co. (B)	200,000	$12,060,000
Lowe's Companies, Inc.	600,000	15,048,000
McDonald's Corp.	250,000	19,190,000
Newell Rubbermaid Inc.	400,000	7,272,000
Ryland Group, Inc.	343,500	5,849,805
Target Corp.	320,000	19,241,600
Walt Disney Co.	480,000	18,004,800

		96,666,205

Consumer Staples — 12.2%
Avon Products, Inc.	304,600	8,851,676
Bunge Ltd.	180,000	11,793,600
Coca-Cola Co.	225,000	14,798,250
CVS/Caremark Corp.	295,000	10,257,150
Del Monte Foods Co.	710,000	13,348,000
Mead Johnson Nutrition Co.	117,383	7,307,092
PepsiCo, Inc. (G)	360,000	23,518,800
Procter & Gamble Co.	315,000	20,263,950
Safeway Inc.	390,000	8,771,100
Unilever plc ADR (B)	583,400	18,015,392

		136,925,010

Energy — 10.9%
Chevron Corp.	200,000	18,250,000
CONSOL Energy Inc.	73,700	3,592,138
Exxon Mobil Corp. (G)	215,000	15,720,800
Halliburton Co.	150,000	6,124,500
Petroleum & Resources Corporation (D)	2,186,774	59,064,766
Spectra Energy Corp.	405,780	10,140,442
Transocean Ltd. (C)	135,000	9,383,850

		122,276,496

Financials — 13.6%
Banks — 2.9%
PNC Financial Services Group, Inc.	270,000	16,394,400
Wells Fargo & Co.	525,000	16,269,750

		32,664,150

Diversified Financials — 9.1%
American Express Co.	350,000	15,022,000
Bank of America Corp.	1,385,000	18,475,900
Bank of New York Mellon Corp.	403,775	12,194,005
JPMorgan Chase & Co.	560,000	23,755,200
Morgan Stanley	400,000	10,884,000
State Street Corp.	193,000	8,943,620
T. Rowe Price Group, Inc.	200,000	12,908,000

		102,182,725

Insurance — 1.6%
Prudential Financial, Inc.	310,000	18,200,100

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2010

	Shares	Value (A)
Health Care — 12.5%
Abbott Laboratories	310,000	$14,852,100
Bristol-Myers Squibb Co.	159,061	4,211,935
Gilead Sciences, Inc. (C)	250,000	9,060,000
Hospira, Inc. (C)	175,000	9,745,750
Johnson & Johnson	255,000	15,771,750
Life Technologies Corp. (C)	200,000	11,100,000
Medtronic, Inc.	350,000	12,981,500
Pfizer Inc.	1,015,125	17,774,839
Senomyx, Inc. (B) (C)	1,284,400	9,157,772
Teva Pharmaceutical Industries Ltd. ADR	330,000	17,202,900
UnitedHealth Group Inc.	297,400	10,739,114
Zimmer Holdings, Inc. (C)	150,000	8,052,000

		140,649,660

Industrials — 13.1%
Caterpillar Inc.	140,000	13,112,400
Cintas Corp.	300,000	8,388,000
Curtiss-Wright Corp.	360,000	11,952,000
Emerson Electric Co.	300,000	17,151,000
FedEx Corp.	115,000	10,696,149
General Electric Co.	1,058,000	19,350,820
Illinois Tool Works Inc.	170,000	9,078,000
Masco Corp.	450,000	5,697,000
Norfolk Southern Corp.	200,000	12,564,000
Oshkosh Corp. (C)	380,000	13,391,200
Spirit AeroSystems Holdings, Inc. (Class A) (C)	500,000	10,405,000
United Technologies Corp.	200,000	15,744,000

		147,529,569

Information Technology — 18.0%
Semiconductors — 2.3%
Broadcom Corp.	200,000	8,710,000
Intel Corp.	840,000	17,665,200

		26,375,200

Software & Services — 8.8%
Automatic Data Processing, Inc.	300,000	13,884,000
Google Inc. (C)	30,000	17,819,100
Microsoft Corp.	1,180,000	32,945,600
Oracle Corp.	1,100,000	34,430,000

		99,078,700

Technology Hardware & Equipment — 6.9%
ADTRAN, Inc.	88,300	3,197,343
Apple Inc. (C)	85,000	27,417,600
Cisco Systems, Inc. (C)	850,000	17,195,500
Hewlett-Packard Co.	300,000	12,630,000
NetApp, Inc. (C)	35,000	1,923,600
QUALCOMM Inc.	300,000	14,847,000

		77,211,043

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2010

	Principal/ Shares	Value (A)
Materials — 5.1%
CF Industries Holdings, Inc.	6,666	$900,910
Cliffs Natural Resources Inc.	120,000	9,361,200
Dow Chemical Co.	400,000	13,656,000
Freeport-McMoRan Copper & Gold Inc.	121,500	14,590,935
Potash Corporation of Saskatchewan Inc. (F)	56,550	8,755,637
Praxair, Inc. (F)	109,292	10,434,107

		57,698,789

Utilities — 2.0%
MDU Resources Group, Inc.	562,500	11,401,875
Northeast Utilities	350,000	11,158,000

		22,559,875

Total Common Stocks (Cost $920,928,429)		1,080,017,522

Short-Term Investments — 3.6%
Time Deposits — 1.3%
Wilmington Trust FSB, 0.90%	$15,022,143	15,022,143

Commercial Paper — 2.0%
HSBC Finance Corp., 0.17%, due 1/5/2011	$7,100,000	7,099,866
Societe Generale North America, 0.26%, due 1/12/2011	$15,000,000	14,998,808

		22,098,674

Money Market Funds — 0.3%
Fidelity Institutional Money Market – Government Portfolio, 0.04% (E)	50,789	50,789
RBC U.S. Government Money Market (Institutional Class I), 0.09% (E)	3,665,732	3,665,732
Vanguard Federal Money Market, 0.01% (E)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.06% (E)	53,033	53,033

		3,779,554

Total Short-Term Investments (Cost $40,900,371)		40,900,371

Total Securities Lending Collateral — 1.6% (Cost $17,457,540)
Money Market Funds — 1.6%
Invesco Short-Term Investment Trust–Liquid Assets Portfolio (Institutional Class), 0.19% (E)	17,457,540	17,457,540

Total Investments — 101.2% (Cost $979,286,340)		1,138,375,433
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.2)%		(13,703,467)

Net Assets — 100.0%		$1,124,671,966

Notes:
(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $1,563,434.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $4,428,500.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2010

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Value

COVERED CALLS
35	Potash Corporation of Saskatchewan Inc.	$165	Jan 11	$(5,495)
107	Praxair, Inc.	100	Jan 11	(2,140)

142				(7,635)

COLLATERALIZED PUTS
100	CF Industries Holding, Inc.	110	Jan 11	(2,100)
100	CF Industries Holding, Inc.	115	Feb 11	(19,400)
100	FedEx Corp.	85	Jan 11	(2,800)
35	Potash Corporation of Saskatchewan Inc.	135	Jan 11	(1,295)
107	Praxair, Inc.	80	Jan 11	(1,070)

442				(26,665)

				$(34,300)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the “Company”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2011

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended December 31, 2010

(unaudited)

	Shares
	Additions	Reductions	Held Dec. 31, 2010
ADTRAN, Inc.	88,300		88,300
Apple Inc.	10,000		85,000
Caterpillar Inc.	140,000		140,000
CF Industries Holdings, Inc.	6,666		6,666
Dow Chemical Co.	112,700		400,000
FedEx Corp.	115,000		115,000
Google Inc.	1,000		30,000
Morgan Stanley	100,000		400,000
NetApp, Inc.	35,000		35,000
Potash Corporation of Saskatchewan Inc.	21,200	7,400	56,550
Abbott Laboratories		10,000	310,000
Avon Products, Inc.		20,000	304,600
Broadcom Corp.		200,000	200,000
Coca-Cola Co.		25,000	225,000
CONSOL Energy Inc.		126,300	73,700
Dean Foods Co.		425,000	—
Del Monte Foods Co.		90,000	710,000
Dell Inc.		285,000	—
Freeport-McMoRan Copper & Gold Inc.		13,500	121,500
General Electric Co.		175,000	1,058,000
Hansen Natural Corp.		200,000	—
Harsco Corp.		310,000	—
Illinois Tool Works Inc.		80,000	170,000
Spirit AeroSystems Holding, Inc. (Class A)		55,000	500,000
State Street Corp.		72,452	193,000
Unilever plc ADR		120,000	583,400
United Technologies Corp.		100,000	200,000
UnitedHealth Group Inc.		52,600	297,400
Visa Inc.		90,000	—

THE ADAMS EXPRESS COMPANY

(unaudited)

Calendar year- end	Market value of original investment	Cumulative market value of shares from capital gains distributions	Cumulative market value of shares from income dividends	Total market value	Net asset value of total shares
1996	$10,633	$666	$286	$11,585	$13,901
1997	13,022	1,724	662	15,408	18,165
1998	14,334	3,004	1,029	18,367	22,444
1999	18,069	5,308	1,605	24,982	29,978
2000	16,959	6,729	1,718	25,406	28,697
2001	11,483	6,229	1,424	19,136	21,599
2002	8,536	5,378	1,272	15,186	17,412
2003	10,022	7,232	1,748	19,002	21,988
2004	10,595	8,646	2,255	21,496	24,641
2005	10,135	9,315	2,503	21,953	25,732
2006	11,201	11,456	3,217	25,874	29,585
2007	11,403	13,016	3,867	28,286	31,491
2008	6,485	8,159	2,627	17,271	20,669
2009	8,156	10,990	3,653	22,799	26,975
2010	8,657	12,534	4,221	25,412	29,987

Illustration of an assumed

15 year investment of $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1996–2010. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1996	$1,138,760,396	72,054,792	$15.80	$13.17	$.35	$.80	$1.15	9.0%
1997	1,424,170,425	74,923,859	19.01	16.13	.29	1.01	1.30	8.7
1998	1,688,080,336	77,814,977	21.69	17.75	.30	1.10	1.40	8.2
1999	2,170,801,875	80,842,241	26.85	22.38	.26	1.37	1.63	8.5
2000	1,951,562,978	82,292,262	23.72	21.00	.22	1.63	1.85	7.8
2001	1,368,366,316	85,233,262	16.05	14.22	.26	1.39	1.65	9.4
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.1
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.8
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.1
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.7
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.8
2007	1,378,479,527	87,668,847	15.72	14.12	.32	.71	1.03	7.2
2008	840,012,143	87,406,443	9.61	8.03	.26	.38	.64	5.6
2009	1,045,027,339	87,415,193	11.95	10.10	.15	.30	.45	5.2
2010	1,124,671,966	88,885,186	12.65	10.72	.14	.37	.51	5.1

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts a link to its Forms N-Q on its website at: www.adamsexpress.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Annual Certification

The Company’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2010 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website by clicking on “About Adams Express” and “Corporate Information” headings on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company’s periodic filings with the Securities and Exchange Commission.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

BOARD OF DIRECTORS

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors
Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 69	Director	One Year	Since 1983	Professor of Finance and Economics at the Graduate School of Business, Columbia University, formerly Vice Dean of Academic Affairs.	Two	Director of Petroleum & Resources Corporation (investment company), Aberdeen Asset Management Funds (6 funds) (investment companies), Credit Suisse Asset Management Funds (“CSAM”) (9 funds) (investment companies), Epoch Holdings Corporation (asset management), Mirae Asset Discovery Funds (6 funds) (investment companies), and Starcomms Plc (telecommunications). In addition to the CSAM funds referred to above, Dr. Arzac served as a director of 4 other funds at CSAM within the past five years.
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 67	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of Petroleum & Resources Corporation (investment company), Borg-Warner Inc. (industrial), and Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 54	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of Petroleum & Resources Corporation (investment company)
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 86	Director	One Year	Since 1982	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company.	Two	Director of Petroleum & Resources Corporation (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 58	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of Petroleum & Resources Corporation (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 64	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants).	Two	Director of Petroleum & Resources Corporation (investment company), Ormat Technologies, Inc. (geothermal and renewable energy), and U.S. Energy Association (focused on U.S. and international energy issues).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors (continued)

Thomas H. Lenagh 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 92	Director	One Year	Since 1968	Financial Advisor. Formerly, Chairman of the Board and CEO of Greiner Engineering Inc. (formerly Systems Planning Corp.) (consultants) and Treasurer and Chief Investment Officer of the Ford Foundation (charitable foundation).	Two	Director of Petroleum & Resources Corporation (investment company), Cornerstone Funds, Inc. (3 funds) (investment companies), and Photonics Product Group, Inc. (crystals).
Kathleen T. McGahran, Ph.D., J.D., C.P.A. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 60	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Tuck School of Business, Dartmouth College. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of Petroleum & Resources Corporation (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 64	Director	One Year	Since 2005	President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries), and Chief Operating Officer of Algenol Biofuels Inc. (ethanol manufacturing). Formerly, Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals & biotechnology).	Two	Director of Petroleum & Resources Corporation (investment company), Algenol Biofuels Inc. (ethanol manufacturing), and Depomed, Inc. (specialty pharmaceuticals), and during the past five years also served as a director of LaJolla Pharmaceutical Company.

Interested Director

Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 64	Director, Chairman, and CEO	One Year	Director Since 1989; Chairman of the Board Since 1991	Chairman and CEO of the Company and Chairman, President and CEO of Petroleum & Resources Corporation.	Two	Director of Petroleum & Resources Corporation (investment company).

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a new participant

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

ELECTRONIC DELIVERY OF STOCKHOLDER REPORTS

The Company offers stockholders the benefits and convenience of viewing Quarterly and Annual Reports and other stockholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Company’s printing and mailing costs. To enroll, please visit the following websites:

Registered stockholders with AST: www.amstock.com/main

Stockholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

THE ADAMS EXPRESS COMPANY

Board Of Directors

Enrique R. Arzac [2,4] Phyllis O. Bonanno [2,4] Kenneth J. Dale [3,4] Daniel E. Emerson [3,5] Frederic A. Escherich [1,4,5]	Roger W. Gale [2,4] Thomas H. Lenagh [2,3] Kathleen T. McGahran [1,3,5] Douglas G. Ober [1] Craig R. Smith [1,3,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer

David D. Weaver	President

Nancy J.F. Prue	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Richard A. Church	Vice President — Research

David R. Schiminger	Vice President — Research

D. Cotton Swindell	Vice President — Research

Brian S. Hook	Treasurer

Christine M. Sloan	Assistant Treasurer

Geraldine H. Paré	Assistant Secretary

The Company

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877)260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

SEVEN ST. PAUL STREET

SUITE 1140

BALTIMORE, MD 21202

(410) 752-5900 or (800) 638-2479

www.adamsexpress.com

Invest | Protect | Grow

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the Board of Directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audits of the registrant's annual and semi-annual financial statements for 2010 and 2009 were $78,421 and $85,924, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2010 and 2009.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2010 and 2009 were $5,874 and $9,937, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2010 and 2009 were $5,679 and $5,513, respectively, which related to the review of the registrant's procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a related report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a related report to the Chief Executive Officer.

(e)	(1)

Audit Committee Pre-Approval Policy. All services to be performed for the registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2010 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2010 and 2009 were $11,553 and $15,450, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Phyllis O. Bonanno, Roger W. Gale, and Thomas H. Lenagh.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 PROXY VOTING GUIDELINES

The Adams Express Company ("Adams") follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)

(1) As of the date of this filing, Douglas G. Ober, Chairman and Chief Executive Officer, David D. Weaver, President, and Nancy J.F. Prue, Executive Vice President, comprise the 3 person portfolio management team for the registrant. Mr. Ober has served as portfolio manager for the registrant since 1991 along with Mr. Weaver since March 2008, and Ms. Prue since March 2010. Prior thereto, Mr. Weaver served as Executive Vice President for the registrant from March 2008 to March 2010, as Vice President-Research from January 2007 to March 2008 and as a research analyst from 2004 to January 2007. Ms. Prue served as a research analyst for the registrant from 1982 to March 2010 and as an officer of Petroleum & Resources Corporation ("Petroleum"), the registrant's non-controlled affiliate, since 1986. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober and Weaver and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Messrs. Ober and Weaver and Ms. Prue also serve on the portfolio management team for Petroleum, a registered investment company with total net assets of $761,735,503 as of December 31, 2010. Mr. Ober is Chairman, President and Chief Executive Officer of Petroleum and Mr. Weaver and Ms. Prue serve as Executive Vice Presidents. Petroleum is a non-diversified fund focusing on the energy and natural resources sectors and the registrant is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual performance, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the President and Executive Vice President. The fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value over each of the two periods is used to determine a base percentage of target, which, for 2010, was then adjusted by performance relative to the S&P 500 Index. Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by stockholders in 2005 and reapproved in 2010, can take several forms. For 2010, grants of restricted stock were made on January 14, 2010, which vest three years after grant, but only upon the achievement of specified performance criteria. The target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's three year net asset value ("NAV") total return meets or exceeds the three year total return of a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Mutual Fund Average ("Hypothetical Portfolio"). Depending on the level of registrant's outperformance or underperformance of the Hypothetical Portfolio on the measurement date, an additional number of shares, a lesser number, or no shares will be earned and will vest.

(4) Using a valuation date of December 31, 2010, Mr. Ober beneficially owns equity securities in the registrant valued over $1,000,000. Mr. Weaver and Ms. Prue each beneficially own equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	--------------------		--------------------	--------------------		--------------------
January 2010	28,300		$10.17	28,300		4,275,142
February 2010	0		$0.00	0		4,275,142
March 2010	0		$0.00	0		4,275,142
April 2010	0		$0.00	0		4,275,142
May 2010	0		$0.00	0		4,275,142
June 2010	0		$0.00	0		4,275,142
July 2010	0		$0.00	0		4,275,142
August 2010	0		$0.00	0		4,275,142
September 2010	0		$0.00	0		4,275,142
October 2010	0		$0.00	0		4,275,142
November 2010	0		$0.00	0		4,275,142
December 2010	0		$0.00	0		4,371,484
	--------------------		--------------------	--------------------
Total	28,300	(1)	$10.17	28,300	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 10, 2009.

(2.b) The share amount approved in 2009 was 5% of outstanding shares, or 4,303,442 shares.

(2.c) The Plan was set to expire on December 31, 2010, but was extended by the Board on December 9, 2010, authorizing purchases of up to 5% of the outstanding shares, or 4,371,484 shares, through December 31, 2011.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Adams Express Company

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	February 17, 2011

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	February 17, 2011